January 15, 1997

                               THE OAK VALUE FUND
                 Supplement to Prospectus dated November 1, 1996

The Oak Value Fund (the "Fund") and Oak Value Capital Management, Inc. (the "Advisor") have arrangements with Charles Schwab & Company, Inc. ("Schwab") and Fidelity Brokerage Services, Inc. ("Fidelity") under which shares of the Fund may be purchased and sold through Schwab's Mutual Fund OneSourceTM program and Fidelity's Funds-NetworkTM program. The Fund and the Advisor may enter into similar arrangements in the future with other brokerage firms and financial institutions. The following revisions are being made to the Prospectus in connection with these arrangements.


The following should be read in conjunction with the section "Synopsis of Costs and Expenses" on page 3:

         In addition to the compensation itemized in Annual Fund Operating Expenses, certain brokerage firms and financial institutions receive certain compensation from the Advisor for administrative, shareholder sub-accounting and other services, including sales-related services. See "Management of the Fund" for more information about the fees and costs of operating the Fund.


The first two paragraphs in the section "How To Purchase Shares" on page 9 have been revised as follows to reflect that, in addition to purchasing shares of the Fund through the Fund's Administrator, shareholders may purchase shares through Schwab, Fidelity, and other brokerage firms or financial institutions authorized to accept purchase or sale orders on behalf of the Fund:

         There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Shares of the Fund may be purchased from the Fund by calling the Administrator at 1-800-622-2474 or by writing to the Fund at the address shown below for regular mail orders. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $2,500. The minimum for an Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is generally $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

         Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified brokerage firm, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares as of the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")


Shares of the Fund may be purchased or sold through the Charles Schwab Company, Inc. Mutual Fund OneSourceTM Program and The Fidelity Brokerage Services, Inc., Funds-NetworkTM Program and, in the future, through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund at the Fund's net


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asset value next determined after your order is received by the organizations in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by such organizations. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Administrator. These organizations may be the shareholders of record of your shares. The Fund is not responsible for the organizations' carrying out their obligations to their customers. The Advisor pays such organizations for administrative, shareholder sub-accounting and other services, including sales- related services, from the Advisor's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Advisor will not affect the expense ratio of the Fund.


In addition, the first paragraph in the section "How to Redeem Shares" on page 11 has been revised as follows to reflect that shareholders may also redeem shares through brokerage firms or financial institutions that are authorized to receive orders on behalf of the Fund:

         Shares of the Fund may be redeemed on each day that the Fund is open for business. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be made for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares at the net asset value determined on the next business day. There is no charge for redemptions from the Fund.

         You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Fund or the Administrator.


Finally, the second paragraph in the section "Other Fund Costs" on page 14 has been revised as follows:

         The Fund and the Advisor have arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Advisor, not the Fund, compensates these organizations for their services based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Advisor will not affect the expense ratio of the Fund.